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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                               February 2, 2001

                              NEWPORT CORPORATION
            (Exact name of registrant as specified in its charter)

          Nevada                         000-1649                94-0849175
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


     1791 Deere Avenue, Irvine, California                          92606
       (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code:  (949) 863-3144


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                            Exhibit Index on Page 4
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Item 2.  Acquisition or Disposition of Assets

     On February 2, 2001, Newport Corporation, a Nevada corporation (the "Registrant"), acquired all of the issued and outstanding capital stock of Kensington Laboratories, Inc., a California corporation ("Kensington"), in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of December 22, 2000 (the "Agreement") by and among the Registrant, KLI Acquisition Corp., a California corporation, Kensington and the three shareholders of Kensington, Paul Bacchi, Paul Filipski and David Harris (the "Kensington Shareholders"). Pursuant to the terms of the Agreement, 10,000 shares of Kensington common stock outstanding and held by the Kensington Shareholders were exchanged for 3,525,727 shares of the Registrant's common stock.

     This merger will be treated as a tax-free reorganization for federal income tax purposes. It will be accounted for as a pooling of interests.

     Kensington is in the business of manufacturing of high-precision robotic and motion control equipment that is used in the semiconductor and fiber optic communication industries. Registrant intends to utilize the assets acquired to enhance its capabilities in fiber connected optical device manufacturing and the operation of nanometer-scale motion control and wafer handling systems that are used for semiconductor production equipment. The press release issued by Registrant in connection with this merger is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

        (a) Financial statements of businesses acquired. To be filed by amendment within sixty (60) days of the date of this Current Report on Form 8-K pursuant to Item 7(a)(4).

        (c) Exhibits.

       Exhibit Number                         Description

             2.1 Agreement and Plan of Merger, dated as of December 22, 2000, by and among Newport Corporation, KLI Acquisition Corp., Kensington Laboratories, Inc., and the Shareholders of Kensington Laboratories, Inc.

            99.1               Press Release dated February 5, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NEWPORT CORPORATION


February 16, 2001        /s/ Charles F. Cargile
                         --------------------------------------------
                         Charles F. Cargile, Vice President - Finance
                         and Chief Financial Officer

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                                 EXHIBIT INDEX

  Exhibit
  Number                               Description

    2.1 Agreement and Plan of Merger, dated as of December 22, 2000, by and among Newport Corporation, KLI Acquisition Corp., Kensington Laboratories, Inc., and the Shareholders of Kensington Laboratories, Inc.

   99.1       Press Release dated February 5, 2001

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